VOYA PARTNERS, INC.

VY® T. Rowe Price Diversified Mid Cap Growth Portfolio

(the "Portfolio")

Supplement dated May 8, 2020

to the Portfolio's current Prospectus, Summary Prospectus, and Statement of Additional Information,

each dated May 1, 2020

On March 23, 2020, the U.S. Securities and Exchange Commission ("SEC") issued an order providing registered funds with temporary flexibility with respect to borrowing. In connection with this order, on March 30, 2020, the Portfolio's Board of Directors (the "Board") approved a policy permitting the Portfolio to deviate from its non"fundamental policy with respect to borrowing (as set forth in the Portfolio's Statement of Additional Information under the section titled "Fundamental and Non"Fundamental Investment Restrictions") for the period from March 31, 2020 until June 30, 2020 (unless extended by the Board upon any extension of the order by the SEC).

During this time, the Portfolio may borrow money in an amount of up to 33 1/3% of the Portfolio's total assets to meet short"term needs, such as in connection with redemptions. The Portfolio incurs interest and other expenses when it borrows money. Borrowing creates leverage, which may increase expenses and increase the impact of the Portfolio's other risks. The use of leverage may exaggerate any increase or decrease in the Portfolio's net asset value causing the Portfolio to be more volatile than a fund that does not borrow.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE